UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 7, 2026

Aperture AC

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43308	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Wilshire Blvd. 5th Floor

Los Angeles, CA 90017
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 424-253-0908

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	APUR	The Nasdaq Capital Market
Rights, each right entitling the holder to receive one-fourth (1/4) of one Class A ordinary share upon the consummation of an initial business combination	APURR	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 7, 2026, Aperture AC, a Cayman Islands exempted company (“Aperture”), and Atlantic HPC Group Inc, a Delaware corporation (together with its successors, “Atlantic”), issued a press release (the “Press Release”) announcing Atlantic’s appointment of Leo Lin as Atlantic’s new Chief Executive Officer, effective October 1, 2026. A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of Aperture under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, regardless of any general incorporation language in such filings. This this Current Report on Form 8-K (“Current Report”) will not be deemed an admission as to the materiality of any of the information in this Item 7.01, including Exhibits 99.1 or 99.2.

Additional Information and Where to Find It

This Current Report is provided for information purposes only and contains information with respect to the Proposed Business Combination, in connection with the transactions contemplated in the business combination agreement, dated as of September 10, 2026 (as it may be amended from time to time, the “Business Combination Agreement”). In connection with the Proposed Business Combination, Aperture and Atlantic intend to file with the SEC a registration statement on Form S-4, which will include a definitive proxy statement to be mailed to Aperture shareholders and a prospectus for the registration of Aperture securities in connection with the Proposed Business Combination (as amended from time to time, the “Registration Statement”). A full description of the terms of the Proposed Business Combination will be provided in the Registration Statement. Aperture urges investors, shareholders and other interested persons to read, when available, the Registration Statement as well as other documents filed with the SEC because these documents will contain important information about Aperture, Atlantic and the Proposed Business Combination. If and when the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to shareholders of Aperture as of a record date to be established for voting on the Proposed Business Combination. Aperture will also file other documents regarding the Proposed Business Combination with the SEC. This Current Report does not contain all of the information that should be considered concerning the Proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, SHAREHOLDERS OF APERTURE AND OTHER INTERESTED PARTIES ARE URGED TO READ, WHEN AVAILABLE, THE PRELIMINARY PROXY STATEMENT/PROSPECTUS, AND AMENDMENTS THERETO, AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH APERTURE’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE PROPOSED BUSINESS COMBINATION AND OTHER MATTERS AS DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS BECAUSE THESE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT APERTURE AND ATLANTIC AND THE PROPOSED BUSINESS COMBINATION.

Shareholders and other interested persons will also be able to obtain a copy of the Registration Statement, without charge, by directing a request to: Aperture AC, 835 Wilshire Blvd. 5th Floor, Los Angeles, CA 90017. The proxy statement/prospectus, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov). The information contained on, or that may be accessed through, the websites referenced in this Current Report e is not incorporated by reference into, and is not a part of, this Current Report.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE TRANSACTIONS OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

No Offer or Solicitation

This Current Report shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in respect of the Proposed Business Combination, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Participants in the Solicitation

Aperture and Atlantic and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Business Combination described herein under the rules of the SEC. Information about the directors and executive officers of Aperture and a description of their interests in Aperture and the Proposed Business Combination are, or will be, contained in Aperture’s filings with the SEC, including Aperture’s final prospectus for its initial public offering filed with the SEC on May 21, 2026. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Aperture’s shareholders in connection with the Proposed Business Combination will be set forth in the proxy statement/prospectus for the Proposed Business Combination, when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Proposed Business Combination will be included in the proxy statement/prospectus that Aperture intends to file with the SEC. Once available, you may obtain free copies of these documents as described above.

Forward-Looking Statements

The disclosure herein includes certain statements that are not historical facts but are forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding Lin’s expected contributions to Atlantic and Atlantic’s management and leadership; Atlantic’s bitcoin mining business and its planned transition to AI/HPC infrastructure; Atlantic’s utility-approved capacity and development pipeline; changes in the market for Atlantic’s services and technology, expansion plans and opportunities; and the anticipated benefits, terms and timing of the Proposed Business Combination.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Aperture’s and Atlantic’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Aperture and Atlantic. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to: Atlantic’s ability to retain Lin and other key personnel and to manage the transition of its executive leadership; the risk that the transactions contemplated by the Business Combination Agreement, including the domestication and the merger (the “Transactions”), may not be completed in a timely manner or at all, which may adversely affect the price of Aperture’s securities; the risk that the Transactions may not be completed by Aperture’s business combination deadline; the failure by the parties to the Business Combination Agreement to satisfy the conditions to the consummation of the Transactions, including the approval of Aperture’s shareholders; failure to realize the anticipated benefits of the Transactions; the level of redemptions of Aperture’s public shareholders which may reduce the public float of, reduce the liquidity of the trading market of, and/or maintain the quotation, listing, or trading of the Aperture common stock; the failure of Aperture to obtain or maintain the listing of its securities on any national securities exchange on which Aperture common stock will be listed after the closing of the Proposed Business Combination (the “Closing”); costs related to the Transactions and as a result of becoming a public company; changes in business, market, financial, political and regulatory conditions; Atlantic has historically derived substantially all of its revenue to date from bitcoin mining operations and remains heavily dependent on bitcoin mining for the foreseeable future; volatility in the price of bitcoin and increases in network difficulty may adversely affect Atlantic’s mining revenue and profitability; Atlantic’s dependence on a single mining pool operator for substantially all of its mining revenue, and the ability of the pool operator to adjust fee rates; Atlantic’s AI/HPC infrastructure business has not generated material revenue to date, and there can be no assurance that Atlantic will successfully execute its planned transition from bitcoin mining to AI/HPC infrastructure services or that it will secure definitive customer agreements for such services; the development of the Ohio AI Campus is in its early stages, with additional utility approvals, interconnection agreements and infrastructure upgrades required before full commercial operation, the timing and outcome of which are uncertain; Atlantic has a limited operating history and a small workforce, which may limit its ability to execute its growth strategy and respond to operational demands; Atlantic’s fixed-delivery hashrate purchase and sale arrangements and the related derivative liability, including the consequences of non-delivery of bitcoin under such arrangements; concentration of Atlantic’s equipment supply chain among a limited number of suppliers; Atlantic holds all mined digital assets in self-custody without a third-party custodian, and does not currently maintain insurance covering loss or theft of digital assets; Atlantic’s facilities are located in a limited number of states, and any adverse regulatory, environmental or utility-related development affecting those jurisdictions could disproportionately affect Atlantic’s operations; the reallocation of existing digital asset mining capacity at the Ohio site to AI/HPC use and the resulting effect on mining revenue; and those risk factors discussed in the Registration Statement and the other documents that Aperture has filed, or will file, with the SEC relating to the Proposed Business Combination. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither Aperture nor Atlantic presently know or that Aperture and Atlantic currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Aperture’s and Atlantic’s expectations, plans or forecasts of future events and views as of the date of this press release. Aperture and Atlantic anticipate that subsequent events and developments will cause Aperture’s and Atlantic’s assessments to change. However, while Aperture and Atlantic may elect to update these forward-looking statements at some point in the future, Aperture and Atlantic specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Aperture’s and Atlantic’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 7, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APERTURE AC

	By:	/s/ Calvin Kung
		Name:	Calvin Kung
		Title:	Chief Executive Officer

Dated: October 7, 2026

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